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                                                              EXHIBIT 10.127

                     SCHEDULE OF PROPERTIES MORTGAGED UNDER
            SOVEREIGN BANK OPEN-END MORTGAGE AND SECURITY AGREEMENT
      ATTACHED AS EXHIBIT 10.125 TO THE COMPANY'S FORM 10-K FOR THE PERIOD
                                ENDING 12/31/99

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
                                                                                                                       DATE OF
MORTGAGOR                 FACILITY NAME                             LOCATION                      MORTGAGE AMOUNT      MORTGAGE

ALS-Clare Bridge, Inc.    Alterra Clare Bridge of East Hempfield    1870 Rohrerstown Road           $3,450,000       December, 1997
                                                                    Lancaster, PA  17601

ALS-Clare Bridge, Inc.    Alterra Clare Bridge of State College     610 W. Whitehall Road           $3,450,000         May, 1998
                                                                    State College, PA  16801

ALS-WovenHearts, Inc.     Alterra Sterling House of Chambersburg    745 Norland Avenue              $3,377,216         May, 1998
                                                                    Chambersburg, PA  17201

ALS-Wynwood, Inc.         Alterra Wynwood of New Castle             501 South Harmony road          $6,001,700         May, 1998
                                                                    Newark, DE
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